UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

FREEDOM FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3058 East Elm Street, Springfield, MO 65802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (417) 866-6600

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On August 15, 2007 Freedom Financial Group, Inc. (the "Company") executed an amendment to its $3,000,000 Revolving Credit Loan and Security Agreement (the "Loan Agreement") with Heartland Bank (the "Bank"). The amendment extended the maturity date of the Loan Agreement from August 18, 2007 to February 1, 2008. In connection with the extension the Company incurred fees of approximately $10,000 which were recorded as deferred financing fees and are being amortized over the term of the extension.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        See Item 1.01 above.

ITEM 9.01    Financial Statements and Exhibits

Exhibit Number	Description
10.1	First Amendment to Revolving Credit Loan and Security Agreement
10.2	Amended and Restated Promissory Note

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.
Date: August 17, 2007	By: /s/ Jerald L. Fenstermaker President and Chief Executive Officer